MOR-1	UNITED STATES BANKRUPTCY COURT
CASE NAME:	TXCO Resources, Inc.	PETITION DATE:	05/17/09
CASE NUMBER:	09-51807-RBK	DISTRICT OF TEXAS:	Western
PROPOSED PLAN DATE:	To Be Determined	DIVISION:	San Antonio

MONTHLY OPERATING REPORT SUMMARY FOR MONTH			June		YEAR	2009
MONTH	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09
REVENUES (MOR-6)	2,034,216	4,318,042	-	-	-	-
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	491,919	2,328,415	-	-	-	-
NET INCOME (LOSS) (MOR-6)	(2,673,142)	(22,894,974)	-	-	-	-
PAYMENTS TO INSIDERS (MOR-9)	30,068	170,286	-	-	-	-
PAYMENTS TO PROFESSIONALS (MOR-9)	-	200,000	-	-	-	-
TOTAL DISBURSEMENTS, net of intercompany (MOR-7)	2,969,736	6,004,009	-	-	-	-

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

CIRCLE ONE
REQUIRED INSURANCE MAINTAINED						Are all accounts receivable being collected within terms?	Yes	No
AS OF SIGNATURE DATE						Are all post-petition liabilities, including taxes, being paid within terms?	Yes	No
					EXP. DATE	Have all tax returns and other required government filings been timely paid?	Yes	No
CASUALTY	YES	☒	NO	☐	11/01/09	Have any pre-petition liabilities been paid?	Yes	No
LIABILITY	YES	☒	NO	☐	11/01/09	If so, describe Various pre-petition accounts pursuant to orders approved by the court
VEHICLE	YES	☒	NO	☐	11/01/09	Are all funds received being deposited into Debtor in Possession bank accounts?	Yes	No
WORKER'S	YES	☒	NO	☐	11/01/09	Were any assets disposed of outside the normal course of business?	Yes	No
OTHER D&O	YES	☒	NO	☐	06/15/10	If so, describe
						Are all U.S. Trustee Quarterly Fee Payments current?	Yes	No
What is the status of your Plan of Reorganization? Debtor has not filed a plan

ATTORNEY NAME:	Deborah D. Williamson		I certify under penalty of perjury that the following complete
FIRM NAME:	Cox Smith Matthews Inc.	INITIALS _______	Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:	112 East Pecan Street		MOR-9 plus attachments, is true and correct.
	Suite 1800	DATE _______
CITY, STATE, ZIP:	San Antonio, TX 78205		SIGNED X /s/Richard A. Sartor TITLE: Controller
TELEPHONE/FAX:	(210) 554-5500/(210) 226-8395	UST USE ONLY	(ORIGINAL SIGNATURE)
	Richard A. Sartor	DATE Revised:
MOR-1	(PRINT NAME OF SIGNATORY)	7/31/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
	FILING DATE*	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
ASSETS	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
CURRENT ASSETS
Cash	1,040,168	3,533,033	6,566,244
Accounts Receivable, Net	19,637,217	19,110,572	18,362,178
Accounts Receivable, Intercompany	-	-	-
Inventory: Lower of Cost or Market	-	-	-
Prepaid Expenses	2,994,921	3,924,951	7,967,127
Other	-	-	-
TOTAL CURRENT ASSETS	23,672,306	26,568,556	32,895,549	-	-	-	-
Investments in Subsidiaries	-	-	-
NET BOOK VALUE OF PP & E	406,246,694	401,334,473	380,891,937
OTHER ASSETS
1. Deferred tax asset	107,362	214,725	0
2. Accrued derivative assets-long term	-	-	-
3. Deferred Financing Fees & Other assets	3,769,818	3,745,802	3,645,205
TOTAL ASSETS	433,796,179	431,863,556	417,432,690	-	-	-	-

Note: See attached Exhibits 2A, 2B & 2C for additional information.
MOR-2	* Per SOFA and Schedules, assets reported on Filing Date stated as of 4/30/09.	Revised: 7/31/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
ASSETS	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009
CURRENT ASSETS
Cash	838,582	-	2,000	-	2,216	1,996	-	-	-	93,319	102,055	-	1,040,168
Accounts Receivable, Net	9,473,395	6,281,544	2,830	3,425	0	244,027	4,820,104	1,679,888	-	878,577	1,064,241	(4,810,814)	19,637,217
Accounts Receivable, Intercompany	152,574,532	(118,870,119)	2,746,386	6,128,498	(2,840,613)	(77,148)	214,215	(18,883,401)	-	2,068,039	(21,646,698)	(1,413,690)	-
Inventory: Lower of Cost or Market	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid Expenses	2,213,502	587,917	238	-	-	7,696	22,198	-	-	18,790	144,579	-	2,994,921
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	165,100,010	(112,000,658)	2,751,455	6,131,923	(2,838,397)	176,572	5,056,517	(17,203,513)	-	3,058,724	(20,335,822)	(6,224,504)	23,672,306
Investments in Subsidiaries	108,794,491	-	61,593	-	-	-	-	-	-	78,815,188	-	(187,671,272)	-
NET BOOK VALUE OF PP & E	73,423,423	188,558,627	-	-	-	36,398	7,882,521	1,969,303	-	13,638,542	125,156,699	(4,418,819)	406,246,694
OTHER ASSETS
1. Deferred tax asset	6,749,578	-	-	-	-	-	-	-	-	-	-	(6,642,216)	107,362
2. Accrued derivative assets-long term	-	-	-	-	-	-	-	-	-	-	-	-	-
3. Deferred Financing Fees & Other assets	3,769,818	-	-	-	-	-	-	-	-	-	-	-	3,769,818
TOTAL ASSETS	357,837,320	76,557,969	2,813,048	6,131,923	(2,838,397)	212,969	12,939,038	(15,234,211)	-	95,512,455	104,820,877	(204,956,811)	433,796,179

* Per SOFA and Schedules, assets reported on Filing Date stated as of 4/30/09.
MOR-2A
**A. Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
		Revised:	7/31/2009

**B. Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
ASSETS	5/31/2009	5/31/2009	5/31/2009	5/31/2009	5/31/2009	5/31/2009	5/31/2009	5/31/2009	5/31/2009	5/31/2009	5/31/2009	5/31/2009	5/31/2009
CURRENT ASSETS
Cash	3,143,593	-	(368)	0	2,583	2,025	2,287	-	-	315,054	67,858	-	3,533,033
Accounts Receivable, Net	11,434,479	3,549,763	2,830	2,667	0	276,761	4,717,825	1,855,456	-	634,114	1,344,801	(4,708,125)	19,110,572
Accounts Receivable, Intercompany	155,099,093	(120,988,024)	2,733,163	6,132,196	(2,842,614)	(117,291)	112,263	(19,048,849)	-	1,980,953	(21,647,200)	(1,413,690)	-
Inventory: Lower of Cost or Market	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid Expenses	3,184,520	511,023	-	-	-	7,696	22,198	-	-	19,102	180,412	-	3,924,951
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	172,861,686	(116,927,238)	2,735,625	6,134,864	(2,840,031)	169,191	4,854,573	(17,193,393)	-	2,949,223	(20,054,129)	(6,121,815)	26,568,556
Investments in Subsidiaries	108,794,491	-	61,593	-	-	-	-	-	-	78,815,188	-	(187,671,272)	-
NET BOOK VALUE OF PP & E	71,620,410	185,653,470	-	-	-	33,939	7,809,173	1,973,109	-	13,418,402	125,172,766	(4,346,795)	401,334,473
OTHER ASSETS
1. Deferred tax asset	6,856,941	-	-	-	-	-	-	-	-	-	-	(6,642,216)	214,725
2. Accrued derivative assets-long term	-	-	-	-	-	-	-	-	-	-	-	-	-
3. Deferred Financing Fees & Other assets	3,742,041	-	-	-	-	-	-	881	-	1,603	1,277	-	3,745,802
TOTAL ASSETS	363,875,568	68,726,232	2,797,218	6,134,864	(2,840,031)	203,130	12,663,747	(15,219,403)	-	95,184,417	105,119,913	(204,782,098)	431,863,556

MOR-2B
**A. Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
	Revised:	7/31/2009

**B. Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
ASSETS	6/30/2009	6/30/2009	6/30/2009	6/30/2009	6/30/2009	6/30/2009	6/30/2009	6/30/2009	6/30/2009	6/30/2009	6/30/2009	6/30/2009	6/30/2009
CURRENT ASSETS
Cash	5,573,970	-	500	0	(1)	23,535	3,439	5,708	-	597,767	361,326	-	6,566,244
Accounts Receivable, Net	10,465,002	3,488,199	2,830	1,995	-	279,734	4,709,128	1,974,812	-	706,913	1,441,691	(4,708,125)	18,362,178
Accounts Receivable, Intercompany	155,677,500	(121,358,028)	2,732,663	6,126,587	(2,841,027)	(154,558)	92,057	(19,108,160)	-	1,852,155	(21,605,498)	(1,413,690)	-
Inventory: Lower of Cost or Market	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid Expenses	7,276,798	472,016	-	-	-	8,536	13,319	-	-	16,046	180,412	-	7,967,127
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	178,993,270	(117,397,814)	2,735,993	6,128,582	(2,841,028)	157,247	4,817,943	(17,127,640)	-	3,172,881	(19,622,070)	(6,121,815)	32,895,549
Investments in Subsidiaries	108,794,491	-	61,593	-	-	-	-	-	-	78,815,188	-	(187,671,272)	-
NET BOOK VALUE OF PP & E	71,358,286	166,196,513	-	-	-	31,480	7,731,281	1,923,909	-	13,441,535	124,513,702	(4,304,769)	380,891,937
OTHER ASSETS
1. Deferred tax asset	6,642,216	-	-	-	-	-	-	-	-	-	-	(6,642,216)	0
2. Accrued derivative assets-long term	-	-	-	-	-	-	-	-	-	-	-	-	-
3. Deferred Financing Fees & Other assets	3,641,444	-	-	-	-	-	-	881	-	1,603	1,277	-	3,645,205
TOTAL ASSETS	369,429,707	48,798,699	2,797,586	6,128,582	(2,841,028)	188,726	12,549,224	(15,202,850)	-	95,431,207	104,892,909	(204,740,072)	417,432,690

MOR-2C
**A. Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
	Revised:	7/31/2009

**B. Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	FILING DATE*	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
EQUITY	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	-	5,776,410	14,195,942	-	-	-	-
PRE-PETITION LIABILITIES
Secured Debt	165,649,793	150,414,315	150,414,315
Priority Debt - Ad Valorem Taxes	744,937	744,937	744,937
UNSECURED DEBT
Trade Payables	63,511,268	63,924,744	65,367,664
Redeemable preferred stock	94,486,129	94,487,908	94,487,908
Accrued Preferred Stock Interest Payable	-	4,126,057	3,627,407
Other Payables & Accrued Liabilities	-	5,482,320	2,766,462
Undistributed revenue	-	555,147	1,188,489
Installment Obligations	-	191,586	143,690
Asset retirement obligation	-	9,889,399	11,180,699
Other Non-GAAP Claims (Litigation)	6,070,723	-	-
TOTAL PRE-PETITION LIABILITIES	330,462,851	329,816,414	329,921,571	-	-	-	-
TOTAL LIABILITIES	330,462,851	335,592,824	344,117,513	-	-	-	-
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	388,852	387,757	387,757
ADDITIONAL PAID-IN CAPITAL	150,796,131	150,490,554	150,638,383
RETAINED EARNINGS: Filing Date	(50,424,832)	(50,424,832)	(50,424,832)
RETAINED EARNINGS: Post Filing Date	-	(6,535,817)	(29,430,791)
LESS CHANGE IN FV OF DERIVATIVES	3,663,730	3,455,320	3,246,911
LESS TREASURY STOCK, AT COST	(1,090,552)	(1,102,249)	(1,102,249)
TOTAL OWNER'S EQUITY (NET WORTH)	103,333,328	96,270,732	73,315,178	-	-	-	-
TOTAL LIABILITIES & OWNERS EQUITY	433,796,179	431,863,556	417,432,690	-	-	-	-
Note: See attached Exhibits 3A, 3B & 3C for additional information.
MOR-3	* Per SOFA and Schedules, Liabilities stated as of Filing Date. Pre-Petition liabilities include non-GAAP items such as contingent, unliquidated & disputed claims.
	Retained Earnings includes Non-GAAP adjustment to balance.	Revised:	7/31/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
EQUITY	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	-	-	-	-	-	-	-	-	-	-	-	-	-
PRE-PETITION LIABILITIES
Secured Debt	165,649,793	152,679,694	58,611	-	-	-	472,926	-	150,255,136	150,000,000	150,000,000	(603,466,367)	165,649,793
Priority Debt - Ad Valorem Taxes	455,992	-	-	-	-	661	-	610	-	1,692	285,982	-	744,937
UNSECURED DEBT
Trade Payables	60,075,991	-	80,608	-	-	6,647	294,493	6,767,426	-	721,270	1,951,309	(6,386,475)	63,511,268
Redeemable preferred stock	94,486,129	-	-	-	-	-	-	-	-	-	-	-	94,486,129
Accrued Preferred Stock Interest Payable	-	-	-	-	-	-	-	-	-	-	-	-	-
Other Payables & Accrued Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-
Undistributed revenue	-	-	-	-	-	-	-	-	-	-	-	-	-
Installment Obligations	-	-	-	-	-	-	-	-	-	-	-	-	-
Asset retirement obligation	-	-	-	-	-	-	-	-	-	-	-	-	-
Other Non-GAAP Claims (Litigation)	6,070,723	-	-	-	-	-	254,738	-	-	-	-	(254,738)	6,070,723
TOTAL PRE-PETITION LIABILITIES	326,738,628	152,679,694	139,219	-	-	7,308	1,022,157	6,768,036	150,255,136	150,722,962	152,237,291	(610,107,580)	330,462,851
TOTAL LIABILITIES	326,738,628	152,679,694	139,219	-	-	7,308	1,022,157	6,768,036	150,255,136	150,722,962	152,237,291	(610,107,580)	330,462,851
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	388,852	-	100	-	-	1,000	-	-	-	-	-	(1,100)	388,852
ADDITIONAL PAID-IN CAPITAL	209,590,704	-	2,774,087	322,363	(2,586,581)	386,337	7,285,951	-	-	102,587,045	78,815,177	(248,378,953)	150,796,131
RETAINED EARNINGS: Filing Date	(181,454,042)	(76,121,725)	(100,358)	5,809,560	(251,816)	(181,676)	4,630,930	(22,002,246)	(150,255,136)	(157,797,552)	(126,231,591)	653,530,822	(50,424,832)
RETAINED EARNINGS: Post Filing Date	-	-	-	-	-	-	-	-	-	-	-	-	-
LESS CHANGE IN FV OF DERIVATIVES	3,663,730	-	-	-	-	-	-	-	-	-	-	-	3,663,730
LESS TREASURY STOCK, AT COST	(1,090,552)	-	-	-	-	-	-	-	-	-	-	-	(1,090,552)
TOTAL OWNER'S EQUITY (NET WORTH)	31,098,692	(76,121,725)	2,673,828	6,131,923	(2,838,397)	205,661	11,916,881	(22,002,246)	(150,255,136)	(55,210,507)	(47,416,414)	405,150,768	103,333,328
TOTAL LIABILITIES & OWNERS EQUITY	357,837,320	76,557,969	2,813,048	6,131,923	(2,838,397)	212,969	12,939,038	(15,234,211)	-	95,512,455	104,820,877	(204,956,811)	433,796,179

 * Per SOFA and Schedules, Liabilities stated as of Filing Date. Pre-Petition liabilities include non-GAAP items such as contingent, unliquidated & disputed claims. Retained Earnings includes Non-GAAP adjustment to balance.

MOR-3A
**A. Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
	Revised:	7/31/2009

**B. Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
EQUITY	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	4,777,026	(8,267)	-	2,326	-	(23)	795	2,269		116,936	285,810	599,538	5,776,410
PRE-PETITION LIABILITIES
Secured Debt	150,000,000	-	-	-	-	-	414,315	-		-	-	-	150,414,315
Priority Debt - Ad Valorem Taxes	455,992	-	-	-	-	661	-	610		1,692	285,982	-	744,937
UNSECURED DEBT
Trade Payables	59,607,189	-	52,272	196,838	853,662	228,140	401,245	6,829,087		539,927	1,338,201	(6,121,815)	63,924,744
Redeemable preferred stock	27,579,577	-	-	-	-	-	-	-		-	-	66,908,331	94,487,908
Accrued Preferred Stock Interest Payable	4,126,057	-	-	-	-	-	-	-		-	-	-	4,126,057
Other Payables & Accrued Liabilities	1,130,191	4,211,486	-	15,987	-	9,694	964	81,685		276,225	364,266	(599,538)	5,482,320
Undistributed revenue	-	-	-	-	-	-	-	-		183,210	371,937	-	555,147
Installment Obligations	191,586	-	-	-	-	-	-	-		-	-	-	191,586
Asset retirement obligation	8,448,747	-	-	-	-	-	-	-		426,332	1,014,320	-	9,889,399
Other Non-GAAP Claims (Litigation)	-	-	-	-	-	-	-	-		-	-	-	-
TOTAL PRE-PETITION LIABILITIES	251,539,339	4,211,486	52,272	212,826	853,662	238,495	816,524	6,911,382		1,427,387	3,374,707	60,186,977	329,816,414
TOTAL LIABILITIES	256,316,365	4,203,219	52,272	215,151	853,662	238,472	817,319	6,913,651		1,544,323	3,660,517	60,786,516	335,592,824
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	387,757	-	100	-	-	1,000	-	-		-	-	(1,100)	387,757
ADDITIONAL PAID-IN CAPITAL	209,285,127	-	2,774,087	322,363	(2,586,581)	386,337	7,285,951	-		181,402,222	477,684,684	(97,888,400)	150,490,554
RETAINED EARNINGS: Filing Date	(181,454,042)	(76,121,725)	(100,358)	5,809,560	(251,816)	(181,676)	4,630,930	(22,002,246)		(157,797,552)	(126,231,591)	653,530,822	(50,424,832)
RETAINED EARNINGS: Post Filing Date	76,999,439	140,636,470	71,118	(6,538,658)	(728,387)	(240,953)	(70,453)	(130,808)		164,857,314	89,623,658	(714,838,277)	(6,535,817)
LESS CHANGE IN FV OF DERIVATIVES	3,455,320	-	-	-	-	-	-	-		-	-	-	3,455,320
LESS TREASURY STOCK, AT COST	(1,102,249)	-	-	-	-	-	-	-		-	-	-	(1,102,249)
TOTAL OWNER'S EQUITY (NET WORTH)	107,571,352	64,514,746	2,744,947	(406,735)	(3,566,785)	(35,291)	11,846,428	(22,133,054)		188,461,984	441,076,752	(159,196,955)	96,270,732
TOTAL LIABILITIES & OWNERS EQUITY	363,887,717	68,717,965	2,797,218	(191,583)	(2,713,123)	203,181	12,663,747	(15,219,403)		190,006,306	444,737,268	(98,410,439)	431,863,556

MOR-3B
**A. Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
	Revised:	7/31/2009

**B. Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
EQUITY	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	12,542,011	(3,348)	-	25,326	-	824	922	4,936		168,304	(245,949)	1,702,915	14,195,942
PRE-PETITION LIABILITIES
Secured Debt	150,000,000	-	-	-	-	-	414,315	-		-	-	-	150,414,315
Priority Debt - Ad Valorem Taxes	455,992	-	-	-	-	661	-	610		1,692	285,982	-	744,937
UNSECURED DEBT
Trade Payables	60,884,445	-	63,414	196,838	853,662	228,444	403,991	6,884,224		592,714	1,381,747	(6,121,815)	65,367,664
Redeemable preferred stock	27,579,577	-	-	-	-	-	-	-		-	-	66,908,331	94,487,908
Accrued Preferred Stock Interest Payable	5,092,192	-	-	-	-	-	-	-		-	-	(1,464,785)	3,627,407
Other Payables & Accrued Liabilities	1,262,228	3,518,132	-	12,000	-	722	2,611	210,635		376,320	7,547,912	4,715,119	2,766,462
Undistributed revenue	0	-	-	(23,000)	-	-	-	-		186,781	1,024,708	-	1,188,489
Installment Obligations	143,690	-	-	-	-	-	-	-		-	-	-	143,690
Asset retirement obligation	9,740,047	-	-	-	-	-	-	-		426,332	1,014,320	-	11,180,699
Other Non-GAAP Claims (Litigation)	-	-	-	-	-	-	-	-		-	-	-	-
TOTAL PRE-PETITION LIABILITIES	255,158,170	3,518,132	63,414	185,838	853,662	229,828	820,917	7,095,469		1,583,839	11,254,669	64,036,849	329,921,571
TOTAL LIABILITIES	267,700,181	3,514,784	63,414	211,164	853,662	230,652	821,840	7,100,405		1,752,142	11,008,720	65,739,765	344,117,513
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	387,757	-	100	-	-	1,000	-	-		-	-	(1,100)	387,757
ADDITIONAL PAID-IN CAPITAL	209,432,956	-	2,774,087	322,363	(2,586,581)	386,337	7,285,951	-		181,402,222	477,832,513	(97,740,571)	150,638,383
RETAINED EARNINGS: Filing Date	(181,454,042)	(76,121,725)	(100,358)	5,809,560	(251,816)	(181,676)	4,630,930	(22,002,246)		(157,797,552)	(126,231,591)	653,530,822	(50,424,832)
RETAINED EARNINGS: Post Filing Date	71,248,342	121,402,291	60,344	(6,540,952)	(729,385)	(247,537)	(189,497)	(300,889)		164,620,701	63,711,286	(735,096,562)	(29,430,791)
LESS CHANGE IN FV OF DERIVATIVES	3,246,911	-	-	-	-	-	-	-		-	-	-	3,246,911
LESS TREASURY STOCK, AT COST	(1,102,249)	-	-	-	-	-	-	-		-	-	-	(1,102,249)
TOTAL OWNER'S EQUITY (NET WORTH)	101,759,675	45,280,567	2,734,173	(409,029)	(3,567,782)	(41,875)	11,727,384	(22,303,135)		188,225,371	415,312,208	(179,307,411)	73,315,178
TOTAL LIABILITIES & OWNERS EQUITY	369,459,856	48,795,351	2,797,586	(197,865)	(2,714,120)	188,777	12,549,224	(15,202,731)		189,977,513	426,320,928	(113,567,646)	417,432,690

MOR-3C
**A. Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
Revised: 7/31/2009

**B. Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
TRADE ACCOUNTS PAYABLE	-	1,516,808	4,811,147
TAX PAYABLE
Payroll taxes payable	-	-	7,370
Accrued income taxes payable	-	-	-
Ad Valorem Taxes	-	-	-
Other taxes payable	-	8,642	57,759
TOTAL TAXES PAYABLE	-	8,642	65,129	-	-	-	-
SECURED DEBT POST-PETITION	-	2,000,000	7,300,000
ACCRUED INTEREST PAYABLE	-	391,298	670,346
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	-	-	395,243
2. DUE COURSE PROFESSIONALS	-	-	556
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	-	1,859,662	953,521
2. ASSET RETIREMENT OBLIGATION	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	-	5,776,410	14,195,942	-	-	-	-

Note: See Exhibit 4A, 4B, & 4C for additional information.
MOR-4	*Payment requires Court Approval	Revised: 7/31/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass	Per Financials
	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009	5/17/2009
ACCT PAYABLE - TRADE - POST PETITION	-	-	-	-	-	-	-	-	-	-	-	-	-
ACCR COMMIT FEE PYBLE-DIP LOAN	-	-	-	-	-	-	-	-	-	-	-	-	-
PAYROLL PAYABLE	-	-	-	-	-	-	-	-	-	-	-	-	-
TRADE ACCOUNTS PAYABLE	-	-	-	-	-	-	-	-	-	-	-	-	-
TAX PAYABLE
Payroll taxes payable	-	-	-	-	-	-	-	-	-	-	-	-	-
Accrued income taxes payable	-	-	-	-	-	-	-	-	-	-	-	-	-
Ad Valorem Taxes	-	-	-	-	-	-	-	-	-	-	-	-	-
Other taxes payable	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	-	-	-
SECURED DEBT POST-PETITION	-	-	-	-	-	-	-	-	-	-	-	-	-
ACCRUED INTEREST PAYABLE
1. DIP LOAN	-	-	-	-	-	-	-	-	-	-	-	-	-
2. BMO	-	-	-	-	-	-	-	-	-	-	-	-	-
3. WESTERN NATIONAL BANK	-	-	-	-	-	-	-	-	-	-	-	-	-
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	-	-	-	-	-	-	-	-	-	-	-	-	-
2. DUE COURSE PROFESSIONALS	-	-	-	-	-	-	-	-	-	-	-	-	-
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-	-	-	-	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	-	-	-	-	-	-	-	-	-	-	-	-	-
*Payment requires Court Approval
MOR-4A		Revised: 7/31/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass	Per Financials
	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09	05/31/09
ACCT PAYABLE - TRADE - POST PETITION	626	-	-	-	-	-	-	30	-	(324)	1,845	599,538	601,716
ACCR COMMIT FEE PYBLE-DIP LOAN	835,000	-	-	-	-	-	-	-	-	-	-	-	835,000
PAYROLL PAYABLE	71,374	-	-	-	-	(74)	-	2,239	-	6,555	-	-	80,093
TRADE ACCOUNTS PAYABLE	907,000	-	-	-	-	(74)	-	2,269	-	6,230	1,845	599,538	1,516,808
TAX PAYABLE
Payroll taxes payable	-	-	-	-	-	-	-	-	-	-	-	-	-
Accrued income taxes payable	-	-	-	-	-	-	-	-	-	-	-	-	-
Ad Valorem Taxes	-	-	-	-	-	-	-	-	-	-	-	-	-
Other taxes payable	12,149	(8,267)				51				(5,753)	10,462		8,642
TOTAL TAXES PAYABLE	12,149	(8,267)	-	-	-	51	-	-	-	(5,753)	10,462	-	8,642
SECURED DEBT POST-PETITION	2,000,000	-	-	-	-	-	-	-	-	-	-	-	2,000,000
ACCRUED INTEREST PAYABLE
1. DIP LOAN	3,181	-	-	-	-	-	-	-	-	-	-	-	3,181
2. BMO	387,322	-	-	-	-	-	-	-	-	-	-	-	387,322
3. WESTERN NATIONAL BANK	-	-	-	-	-	-	795	-	-	-	-	-	795
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	-	-	-	-	-	-	-	-	-	-	-	-	-
2. DUE COURSE PROFESSIONALS	-	-	-	-	-	-	-	-	-	-	-	-	-
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	1,467,375	-	-	2,326	-	-	-	-	-	116,459	273,503	-	1,859,662
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-	-	-	-	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	4,777,026	(8,267)	-	2,326	-	(23)	795	2,269	-	116,936	285,810	599,538	5,776,410

*Payment requires Court Approval
MOR-4B		Revised: 7/31/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass	Per Financials
	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09	06/30/09
ACCT PAYABLE - TRADE - POST PETITION	2,206,891	-	-	-	-	773	71	1,459	-	39,633	42,022	1,702,915	3,993,764
ACCR COMMIT FEE PYBLE-DIP LOAN	700,938												700,938
PAYROLL PAYABLE	103,255							3,358		9,832			116,445
TRADE ACCOUNTS PAYABLE	3,011,084	-	-	-	-	773	71	4,817	-	49,464	42,022	1,702,915	4,811,147
TAX PAYABLE
Payroll taxes payable	6,481							119		769			7,370
Accrued income taxes payable													-
Ad Valorem Taxes													-
Other taxes payable	23,668	(3,348)				51				743	36,645		57,759
TOTAL TAXES PAYABLE	30,149	(3,348)	-	-	-	51	-	119	-	1,512	36,645	-	65,129
SECURED DEBT POST-PETITION	7,300,000	-	-	-	-	-	-	-	-	-	-	-	7,300,000
ACCRUED INTEREST PAYABLE
1. DIP LOAN	32,854	-	-	-	-	-	-	-	-	-	-	-	32,854
2. BMO	636,641	-	-	-	-	-	-	-	-	-	-	-	636,641
3. WESTERN NATIONAL BANK		-	-	-	-	-	851	-	-	-	-	-	851
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	395,243	-	-	-	-	-	-	-	-	-	-	-	395,243
2. DUE COURSE PROFESSIONALS	556	-	-	-	-	-	-	-	-	-	-	-	556
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	1,135,484			25,326						117,327	(324,616)	-	953,521
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-	-	-	-	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	12,542,011	(3,348)	-	25,326	-	824	922	4,936	-	168,304	(245,949)	1,702,915	14,195,942

*Payment requires Court Approval
MOR-4C		Revised: 7/31/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

			AGING OF POST-PETITION LIABILITIES
			MONTH	05/31/09

		TRADE	TAXES	SECURED	ACCRUED	OTHER
DAYS	TOTAL	ACCOUNTS	PAYABLE	DEBT	INTEREST PAYABLE	LIABILITIES
Current	5,809,501	1,549,900	8,642	2,000,000	391,298	1,859,662
0-29 Days	1,846	1,846
30-59 Days	-
60-89 Days	-
90+ Days	(34,937)	(34,937)
TOTAL	5,776,410	1,516,809	8,642	2,000,000	391,298	1,859,662

			AGING OF POST-PETITION LIABILITIES
			MONTH	06/30/09

		TRADE	TAXES	SECURED	ACCRUED	OTHER
DAYS	TOTAL	ACCOUNTS	PAYABLE	DEBT	INTEREST PAYABLE	LIABILITIES
Current	14,433,800	5,049,005	65,129	7,300,000	670,346	1,349,320
0-29 Days	27,567	27,567
30-59 Days	383	383
60-89 Days	-	-
90+ Days	(265,809)	(265,809)
TOTAL	14,195,941	4,811,146	65,129	7,300,000	670,346	1,349,320

			AGING OF ACCOUNTS RECEIVABLE

	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF
DAYS	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
Current	9,141,652	5,434,640
0-29 Days	2,056,043	3,129,411
30-59 Days	80,148	1,981,704
60-89 Days	2,877,548	84,395
90+ Days	4,955,181	7,732,028
TOTAL	19,110,572	18,362,178	-	-	-	-

MOR-5	Revised: 7/31/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

STATEMENT OF INCOME (LOSS)
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09	DATE
REVENUES (MOR-1)	2,034,216	4,318,042					6,352,258
TOTAL COST OF REVENUES	-	-					-
GROSS PROFIT	2,034,216	4,318,042	-	-	-	-	6,352,258
OPERATING EXPENSES:
LEASE OPERATIONS	561,460	1,235,682					1,797,141
DRILLING OPERATIONS	52,841	43,100					95,941
PRODUCTION TAXES	94,301	165,436					259,738
EXPLORATION EXPENSES	472,109	63,268					535,378
DRY HOLE COSTS	-	-					-
GAS GATHERING OPERATIONS	1,279	2,294					3,573
GENERAL AND ADMINISTRATIVE	360,307	479,846					840,153
TOTAL OPERATING EXPENSES	1,542,297	1,989,627	-	-	-	-	3,531,923
INCOME BEFORE INT, DEPR/TAX (MOR-1)	491,919	2,328,415	-	-	-	-	2,820,335
DEPRECIATION, DEPLETION AND AMORTIZATION	(1,730,799)	(6,859,405)					(8,590,204)
IMPAIRMENT EXPENSE	(152,299)	(16,847,571)					(16,999,870)
STOCK COMPENSATION EXPENSE	138,497	(147,829)
INTEREST INCOME	-	-					-
INTEREST EXPENSE	(1,006,749)	628,136					(378,613)
DERIVATIVE SETTLEMENTS LOSS	-	-					-
DERIVATIVE MARK TO MARKET GAIN/(LOSS)	-	-					-
GAIN/LOSS ON SALE OF ASSETS	28,949	-					28,949
TOTAL INT, DEPR & OTHER ITEMS	(2,722,402)	(23,226,669)	-	-	-	-	(25,939,739)
NET INCOME BEFORE TAXES & REORGANIZATION ITEMS	(2,230,483)	(20,898,254)	-	-	-	-	(23,119,404)
INTEREST EARNED ON CASH FROM CHAPTER 11	467	373					840
PROFESSIONAL FEES	(414,223)	(1,077,226)					(1,491,449)
LOAN FEE AMORTIZATION	(28,903)	(597,780)					(626,683)
REORGANIZATION ITEMS	(442,660)	(1,674,633)	-	-	-	-	(2,117,292)
NET INCOME BEFORE TAXES	(2,673,142)	(22,572,887)	-	-	-	-	(25,236,697)
FEDERAL INCOME TAXES	-	(322,087)					(322,087)
NET INCOME (LOSS) (MOR-1)	(2,673,142)	(22,894,974)	-	-	-	-	(25,558,784)

*See Exhibit 6 A&B for additional information.

MOR-6		Revised: 7/31/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

STATEMENT OF INCOME (LOSS)
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Total Before Elim	Eliminations & Reclass	Per Financials
	5/18/09 - 5/31/09	5/18/09 - 5/31/09	5/18/09 - 5/31/09	5/18/09 - 5/31/09	5/18/09 - 5/31/09	5/18/09 - 5/31/09	5/18/09 - 5/31/09	5/18/09 - 5/31/09	5/18/09 - 5/31/09	5/18/09 - 5/31/09	5/18/09 - 5/31/09	5/18/09 - 5/31/09	5/18/09 - 5/31/09	5/18/09 - 5/31/09
REVENUES (MOR-1)	233,740	1,466,859	-	-	-	14,434	1,212	-	-	88,452	243,954	2,048,650	(14,434)	2,034,216
TOTAL COST OF REVENUES	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GROSS PROFIT	233,740	1,466,859	-	-	-	14,434	1,212	-	-	88,452	243,954	2,048,650	(14,434)	2,034,216
OPERATING EXPENSES:
LEASE OPERATIONS	20,602	348,952	-	-	-	-	-	75,252	-	36,974	79,679	561,460	-	561,460
DRILLING OPERATIONS	3,896	-	-	-	-	16,765	64,887	-	-	-	-	85,549	(32,708)	52,841
PRODUCTION TAXES	(241)	69,964	-	-	-	-	-	-	-	11,141	13,437	94,301	-	94,301
EXPLORATION EXPENSES	18,836	448,064	-	-	-	-	-	-	-	846	4,363	472,109	-	472,109
DRY HOLE COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAS GATHERING OPERATIONS	3,537	-	-	(2,258)	-	-	-	-	-	-	-	1,279	-	1,279
GENERAL AND ADMINISTRATIVE	338,278	(10,047)	108	-	198	1,594	3,331	(378)	-	38,218	(10,994)	360,307	-	360,307
TOTAL OPERATING EXPENSES	384,909	856,933	108	(2,258)	198	18,359	68,218	74,874	-	87,179	86,485	1,575,005	(32,708)	1,542,297
INCOME BEFORE INT, DEPR/TAX (MOR-1)	(151,169)	609,925	(108)	2,258	(198)	(3,925)	(67,006)	(74,874)	-	1,273	157,468	473,645	18,274	491,919
DEPRECIATION, DEPLETION AND AMORTIZATION	(45,078)	(1,377,314)	-	-	-	(1,111)	(35,172)	(8)	-	(105,849)	(180,521)	(1,745,052)	14,253	(1,730,799)
IMPAIRMENT EXPENSE	(6,671)	(299,175)	-	-	-	-	-	153,547	-	-	-	(152,299)	-	(152,299)
STOCK COMPENSATION EXPENSE	138,497	-	-	-	-	-	-	-	-	-	-	138,497	-	138,497
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-
INTEREST EXPENSE	(1,005,367)	(603)	-	-	-	-	(795)	-	-	15	-	(1,006,749)	-	(1,006,749)
DERIVATIVE SETTLEMENTS LOSS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
DERIVATIVE MARK TO MARKET GAIN/(LOSS)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAIN/LOSS ON SALE OF ASSETS	881	-	-	28,068	-	-	-	-	-	-	-	28,949	-	28,949
TOTAL INT, DEPR & OTHER ITEMS	(917,738)	(1,677,092)	-	28,068	-	(1,111)	(35,966)	153,538	-	(105,834)	(180,521)	(2,736,655)	14,253	(2,722,402)
NET INCOME BEFORE TAXES & REORGANIZATION ITEMS	(1,068,907)	(1,067,167)	(108)	30,326	(198)	(5,036)	(102,973)	78,665	-	(104,560)	(23,052)	(2,263,010)	32,527	(2,230,483)
INTEREST EARNED ON CASH FROM CHAPTER 11	398	-	-	-	14	-	-	-	-	21	34	467	-	467
PROFESSIONAL FEES	(414,223)	-	-	-	-	-	-	-	-	-	-	(414,223)	-	(414,223)
LOAN FEE AMORTIZATION	(28,903)	-	-	-	-	-	-	-	-	-	-	(28,903)	-	(28,903)
REORGANIZATION ITEMS	(442,729)	-	-	-	14	-	-	-	-	21	34	(442,660)	-	(442,660)
NET INCOME BEFORE TAXES	(1,511,635)	(1,067,167)	(108)	30,326	(184)	(5,036)	(102,973)	78,665	-	(104,539)	(23,019)	(2,705,669)	32,527	(2,673,142)
FEDERAL INCOME TAXES	-	-	-	-	-	-	-	-	-	-	-	-	-	-
NET INCOME (LOSS) (MOR-1)	(1,511,635)	(1,067,167)	(108)	30,326	(184)	(5,036)	(102,973)	78,665	-	(104,539)	(23,019)	(2,705,669)	32,527	(2,673,142)
MOR-6A	Revised: 7/31/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

STATEMENT OF INCOME (LOSS)
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Total Before Elim	Eliminations & Reclass	Per Financials
	June-09	June-09	June-09	June-09	June-09	June-09	June-09	June-09	June-09	June-09	June-09	June-09	June-09	June-09
REVENUES (MOR-1)	536,404	2,938,087	-	-	-	29,850	-	-	-	267,751	575,800	4,347,892	(29,850)	4,318,042
TOTAL COST OF REVENUES	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GROSS PROFIT	536,404	2,938,087	-	-	-	29,850	-	-	-	267,751	575,800	4,347,892	(29,850)	4,318,042
OPERATING EXPENSES:
LEASE OPERATIONS	41,703	865,906	-	-	-	-	-	19,837	-	49,465	258,770	1,235,682	-	1,235,682
DRILLING OPERATIONS	19,242	954	-	-	-	33,322	29,899	-	-	-	-	83,416	(40,316)	43,100
PRODUCTION TAXES	-	140,312	-	-	-	-	-	-	-	(3,101)	28,225	165,436	-	165,436
EXPLORATION EXPENSES	54,739	(10,109)	-	-	-	-	-	-	-	5,683	12,955	63,268	-	63,268
DRY HOLE COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAS GATHERING OPERATIONS	-	-	-	2,294	-	-	-	-	-	-	-	2,294	-	2,294
GENERAL AND ADMINISTRATIVE	500,488	(65,216)	10,774	-	997	653	9,550	2,018	-	92,146	(71,565)	479,846	-	479,846
TOTAL OPERATING EXPENSES	616,172	931,847	10,774	2,294	997	33,975	39,449	21,855	-	144,193	228,385	2,029,942	(40,316)	1,989,627
INCOME BEFORE INT, DEPR/TAX (MOR-1)	(79,768)	2,006,240	(10,774)	(2,294)	(997)	(4,125)	(39,449)	(21,855)	-	123,558	347,414	2,317,949	10,466	2,328,415
DEPRECIATION, DEPLETION AND AMORTIZATION	(1,470,849)	(4,766,814)	-	-	-	(2,459)	(77,892)	(19)	-	20,540	(593,472)	6,890,965	31,560	(6,859,405)
IMPAIRMENT EXPENSE	(89,771)	(16,474,941)	-	-	-	-	-	(148,207)	-	-	(134,652)	(16,847,571)	-	(16,847,571)
STOCK COMPENSATION EXPENSE	(147,829)	-	-	-	-	-	-	-	-	-	-	(147,829)	-	(147,829)
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-
INTEREST EXPENSE	(1,966,160)	1,336	-	-	-	-	(1,703)	-	-	-	-	(1,966,527)	2,594,663	628,136
DERIVATIVE SETTLEMENTS LOSS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
DERIVATIVE MARK TO MARKET GAIN/(LOSS)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAIN/LOSS ON SALE OF ASSETS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL INT, DEPR & OTHER ITEMS	(3,674,609)	(21,240,419)	-	-	-	(2,459)	(79,595)	(148,226)	-	20,540	(728,124)	(12,070,962)	2,626,223	(23,226,669)
NET INCOME BEFORE TAXES & REORGANIZATION ITEMS	(3,754,377)	(19,234,179)	(10,774)	(2,294)	(997)	(6,584)	(119,043)	(170,081)	-	144,097	(380,710)	(9,753,013)	2,636,689	(20,898,254)
INTEREST EARNED ON CASH FROM CHAPTER 11	373	-	-	-	-	-	-	-	-	-	-	373	-	373
PROFESSIONAL FEES	(1,077,226)	-	-	-	-	-	-	-	-	-	-	(1,077,226)	-	(1,077,226)
LOAN FEE AMORTIZATION	(597,780)	-	-	-	-	-	-	-	-	-	-	(597,780)	-	(597,780)
REORGANIZATION ITEMS	(1,674,633)	-	-	-	-	-	-	-	-	-	-	(1,674,633)	-	(1,674,633)
NET INCOME BEFORE TAXES	(5,429,010)	(19,234,179)	(10,774)	(2,294)	(997)	(6,584)	(119,043)	(170,081)	-	144,097	(380,710)	(11,427,646)	2,636,689	(22,572,887)
FEDERAL INCOME TAXES	(322,087)	-	-	-	-	-	-	-	-	-	-	(322,087)	-	(322,087)
NET INCOME (LOSS) (MOR-1)	(5,751,097)	(19,234,179)	(10,774)	(2,294)	(997)	(6,584)	(119,043)	(170,081)	-	144,097	(380,710)	(11,749,733)	2,636,689	(22,894,974)

MOR-6B	Revised: 7/31/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

CASH RECEIPTS AND							FILING TO
DISBURSEMENTS	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	DATE
1. CASH-BEGINNING OF MONTH
RECEIPTS:
2. CASH SALES
3. COLLECTION OF ACCOUNTS RECEIVABLE
4. LOANS & ADVANCES (attach list)
5. SALE OF ASSETS
6. OTHER (attach list)
TOTAL RECEIPTS**
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
7. NET PAYROLL
8. PAYROLL TAXES PAID	SEE ATTACHED EXHIBITS:
9. SALES, USE & OTHER TAXES PAID	MOR 7A - May 2009
10. SECURED/RENTAL/LEASES	MOR 7B - June 2009
11. UTILITIES & TELEPHONE
12. INSURANCE
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16. REPAIRS, MAINTENANCE & SUPPLIES
17. ADMINISTRATIVE & SELLING
18. ADEQUATE PROTECTION PAYMENT(S)
19. OTHER (attach list)
TOTAL DISBURSEMENTS FROM OPERATIONS
19. PROFESSIONAL FEES
20. U.S. TRUSTEE FEES
21. OTHER REORGANIZATION EXPENSES (attach list)
TOTAL DISBURSEMENTS**
22. NET CASH FLOW
23. CASH - END OF MONTH (MOR-2)
* Applies to Individual debtors only
MOR-7	**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

Case Name: TXCO Resources Inc.
Case Number: 09-51807-RBK

CASH RECEIPTS AND DISBURSEMENTS
Month of	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Consolidated
May-09	TOTAL	TOTAL	TOTAL	Guaranty Operating	Guaranty Operating	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL
Beginning Cash Balance Available for Disbursements	$838,581.73	$-	$-	$(0.00)	$2,215.97	$1,995.99	$1,999.69	$-	$-	$93,326.00	$102,054.92	$1,040,174.30

Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Oil and Gas Receipts	$3,199,431.73	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$3,199,431.73
Accts Receivable - Joint Interest Billings	$51,058.69	$-	$-	$-	$-	$-	$-	$-	$-	$307,527.61	$29,575.51	$388,161.81
Miscellaneous Inflows	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Intercompany Transfers - In	$3,477,128.68	$-	$-	$-	$-	$-	$200.00	$-	$-	$-	$1,000.00	$3,478,328.68
Loan Advances	$1,875,000.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1,875,000.00
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Net Receipts	$8,602,619.10	$-	$-	$-	$-	$-	$200.00	$-	$-	$307,527.61	$30,575.51	$8,940,922.22

Total Cash Available for Disbursements	$9,441,200.83	$-	$-	$(0.00)	$2,215.97	$1,995.99	$2,199.69	$-	$-	$400,853.61	$132,630.43	$9,981,096.52

Intercompany Transfers - Out	$3,478,328.68	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$3,478,328.68

Disbursements	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Payroll and Benefits, Total Company	$215,929.79	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$215,929.79
Office Rent - Houston and San Antonio	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Insurance	$11,187.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$11,187.00
Financial and Legal Expenses - Recurring	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Cage Ranch Attorney Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Board of Director Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Severance Taxes	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Travel and Other Misc. Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Miscellaneous Restructuring Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Unreserved Revenue Disbursement	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Operating Expenses	$36,993.18	$-	$-	$-	$-	$-	$15.00	$-	$-	$1,304.47	$-	$38,312.65
Total Operating Expenses	$264,110	$-	$-	$-	$-	$-	$15	$-	$-	$1,304	$-	$265,429

Revenue Distributions	$878,094	$-	$-	$-	$-	$-	$-	$-	$-	$83,348	$64,772	$1,026,214

Restructuring Expenses	$10,000.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$10,000.00

Committee Professional Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Lease Operating Expenses	$72,739.09	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$72,739.09

Capex - Drilling	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Capex - Lease Payments & Seismic	$133,092.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$133,092.00

Capex - Existing Wells (Operated and Non Operated)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Cash Available For Debt Service	$4,604,837.17	$-	$-	$(0.00)	$2,215.97	$1,995.99	$2,184.69	$-	$-	$316,201.54	$67,858.24	$4,995,293.60

Total Debt	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Cash Available After Debt Service	$4,604,837.17	$-	$-	$(0.00)	$2,215.97	$1,995.99	$2,184.69	$-	$-	$316,201.54	$67,858.24	$4,995,293.60

Net Misc. Cash Outflows	$1,461,243.73	$-	$-	$-	$-	$(28.80)	$(102.56)	$-	$-	$1,149.23	$-	$1,462,261.60

Total Disbursements	$6,297,607.39	$-	$-	$-	$-	$(28.80)	$(87.56)	$-	$-	$85,801.30	$64,772.19	$6,448,064.52

Change in Cash	$2,305,011.71	$-	$-	$-	$-	$28.80	$287.56	$-	$-	$221,726.31	$(34,196.68)	$2,492,857.70

Ending Cash Balance	$3,143,593.44	$-	$-	$(0.00)	$2,215.97	$2,024.79	$2,287.25	$-	$-	$315,052.31	$67,858.24	$3,533,032.00

Intercompany Transfers - In	$3,477,128.68	$-	$-	$-	$-	$-	$200.00	$-	$-	$-	$1,000.00	$3,478,328.68
Intercompany Transfers - Out	$(3,478,328.68)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$(3,478,328.68)
Net Intercompany Transfers	$(1,200.00)	$-	$-	$-	$-	$-	$200.00	$-	$-	$-	$1,000.00	$-

Total Disbursements - net of Intercompany	$2,819,278.71	$-	$-	$-	$-	$(28.80)	$(87.56)	$-	$-	$85,801.30	$64,772.19	$2,969,735.84
MOR-7A

Case Name: TXCO Resources Inc.
Case Number: 09-51807-RBK

CASH RECEIPTS AND DISBURSEMENTS
Month of	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Consolidated
June-09	TOTAL	TOTAL	TOTAL	Guaranty Operating	Guaranty Operating	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL
Beginning Cash Balance Available for Disbursements	$2,565,722.42	$-	$(368.00)	$(0.00)	$2,215.97	$2,024.79	$2,287.25	$(23,977.29)	$0.00	$314,811.71	$67,858.24	$2,930,575.09

Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Oil and Gas Receipts	$3,675,975.57	$-	$-	$-	$-	$-	$-	$-	$-	$181,904.82	$225,406.58	$4,083,286.97
Accts Receivable - Joint Interest Billings	$98,238.07	$-	$-	$-	$-	$27,599.65	$-	$-	$-	$35,592.37	$228,640.18	$390,070.27
Miscellaneous Inflows	$372.64	$-	$-	$-	$-	$3.45	$-	$-	$-	$6.83	$-	$382.92
Intercompany Transfers - In	$9,135,676.56	$-	$500.00	$-	$-	$1,670.56	$2,287.10	$17,881.14	$-	$683,151.59	$298,162.60	$10,139,329.55
Loan Advances	$5,165,937.50	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$5,165,937.50
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Net Receipts	$18,076,200.34	$-	$500.00	$-	$-	$29,273.66	$2,287.10	$17,881.14	$-	$900,655.61	$752,209.36	$19,779,007.21

Total Cash Available for Disbursements	$20,641,922.76	$-	$132.00	$(0.00)	$2,215.97	$31,298.45	$4,574.35	$(6,096.15)	$0.00	$1,215,467.32	$820,067.60	$22,709,582.30

Intercompany Transfers - Out	$9,225,590.99	$-	$-	$-	$1,586.71	$1,670.56	$2,287.10	$-	$-	$586,031.59	$322,162.60	$10,139,329.55

Disbursements	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Payroll and Benefits, Total Company	$347,741.93	$-	$-	$-	$-	$-	$-	$11,192.66	$-	$31,187.58	$-	$390,122.17
Office Rent - Houston and San Antonio	$65,859.87	$-	$-	$-	$-	$-	$-	$-	$-	$78.56	$-	$65,938.43
Insurance	$343,168.57	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$343,168.57
Financial and Legal Expenses - Recurring	$4,163.12	$-	$-	$-	$-	$-	$-	$-	$-	$-	$682.03	$4,845.15
Cage Ranch Attorney Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Board of Director Expenses	$5,000.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$5,000.00
Severance Taxes	$290.07	$-	$-	$-	$-	$-	$-	$-	$-	$-	$71.33	$361.40
Travel and Other Misc. Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Miscellaneous Restructuring Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Unreserved Revenue Disbursement	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Operating Expenses	$88,683.40	$-	$-	$-	$997.26	$357.68	$691.09	$99.77	$-	$18,906.04	$19,558.00	$129,293.24
Total Operating Expenses	$854,907	$-	$-	$-	$997	$358	$691	$11,292	$-	$50,172	$20,311	$938,729

Revenue Distributions	$972,137	$-	$-	$-	$-	$-	$-	$-	$-	$13,127	$71,914	$1,057,178

Restructuring Expenses	$200,000.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$200,000.00

Committee Professional Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Lease Operating Expenses	$381,271.87	$-	$-	$-	$-	$5,735.34	$-	$-	$-	$8,492.75	$64,183.48	$459,683.44

Capex - Drilling	$2,208,994.04	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$2,208,994.04

Capex - Lease Payments & Seismic	$653,764.42	$-	$-	$-	$-	$-	$-	$-	$-	$-	$9.99	$653,774.41

Capex - Existing Wells (Operated and Non Operated)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Cash Available For Debt Service	$6,145,257.60	$-	$132.00	$(0.00)	$(368.00)	$23,534.87	$1,596.16	$(17,388.58)	$0.00	$557,644.22	$341,485.79	$7,051,894.06

Total Debt	$1,309,121.31	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1,309,121.31

Cash Available After Debt Service	$4,836,136.29	$-	$132.00	$(0.00)	$(368.00)	$23,534.87	$1,596.16	$(17,388.58)	$0.00	$557,644.22	$341,485.79	$5,742,772.75

Net Misc. Cash Outflows	$(737,834.18)	$-	$(368.00)	$-	$(368.00)	$-	$(1,842.94)	$(23,096.15)	$-	$(40,121.60)	$(19,840.38)	$(823,471.25)

Total Disbursements	$15,067,952.29	$-	$(368.00)	$-	$2,215.97	$7,763.58	$1,135.25	$(11,803.72)	$-	$617,701.50	$458,741.43	$16,143,338.30

Change in Cash	$3,008,248.05	$-	$868.00	$-	$(2,215.97)	$21,510.08	$1,151.85	$29,684.86	$-	$282,954.11	$293,467.93	$3,635,668.91

Ending Cash Balance	$5,573,970.47	$-	$500.00	$(0.00)	$-	$23,534.87	$3,439.10	$5,707.57	$0.00	$597,765.82	$361,326.17	$6,566,244.00

Intercompany Transfers - In	$9,135,676.56	$-	$500.00	$-	$-	$1,670.56	$2,287.10	$17,881.14	$-	$683,151.59	$298,162.60	$10,139,329.55
Intercompany Transfers - Out	$(9,225,590.99)	$-	$-	$-	$(1,586.71)	$(1,670.56)	$(2,287.10)	$-	$-	$(586,031.59)	$(322,162.60)	$(10,139,329.55)
Net Intercompany Transfers	$(89,914.43)	$-	$500.00	$-	$(1,586.71)	$-	$-	$17,881.14	$-	$97,120.00	$(24,000.00)	$-

Total Disbursements - net of Intercompany	$5,842,361.30	$-	$(368.00)	$-	$629.26	$6,093.02	$(1,151.85)	$(11,803.72)	$-	$31,669.91	$136,578.83	$6,004,008.75

MOR-7B

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF ___________________

BANK NAME
ACCOUNT NUMBER
ACCOUNT TYPE
BANK BALANCE
DEPOSITS IN TRANSIT
OUTSTANDING CHECKS	SEE ATTACHED EXHIBITS:
ADJUSTED BANK BALANCE	MOR 8A - May 2009
BEGINNING CASH - PER BOOKS	MOR 8B - June 2009
RECEIPTS*
TRANSFERS BETWEEN ACCOUNTS
(WITHDRAWAL) OR INDIVIDUAL CONTRIBUTION BY DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS*
ENDING CASH - PER BOOKS

MOR-8	*Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                                      May-09

BANK NAME	Frost Bank	Frost Bank	Frost Bank	Frost Bank	Guaranty	Guaranty	Guaranty	Guaranty	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Leasing Account	Drilling Account	Concentration	Controlled Disbursement	Revenue Clearing	Revenue Disbursement	May-09
BANK BALANCE	514	-	-	-	217,545	-	861,128	-	1,079,187
DEPOSITS IN TRANSIT	-	-	-	-	-	131,740	-	68,863	200,603
OUTSTANDING CHECKS	-	-	-	-	171,742	131,740	68,863	68,863	441,208
ADJUSTED BANK BALANCE	514	-	-	-	45,802	-	792,265	-	838,582
BEGINNING CASH - PER BOOKS	514	-	-	-	45,802	-	792,265	-	838,582
RECEIPTS*	1,875,000	-	-	-	51,059	-	3,199,432	-	5,125,490
TRANSFERS BETWEEN ACCOUNTS	2,948,329	-	-	-	100,000	-	(3,049,529)	-	(1,200)
CHECKS/OTHER DISBURSEMENTS*	1,662,887	-	-	-	278,298	-	878,094	-	2,819,279
ENDING CASH - PER BOOKS	3,160,956	-	-	-	(81,437)	-	64,075	-	3,143,593

MOR-8A	Revised: 7/31/2009

CASE NAME:	PPL OPERATING, INC.
CASE NUMBER:	09-51817-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                                      May-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	PPLOI Operating	May-09
BANK BALANCE	-	-	-
DEPOSITS IN TRANSIT	-	368	368
OUTSTANDING CHECKS	-	368	368
ADJUSTED BANK BALANCE	-	-	-
BEGINNING CASH - PER BOOKS	-	-	-
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	-
ENDING CASH - PER BOOKS	-	-	-

MOR-8A	Revised: 7/31/2009

CASE NAME:	MAVERICK-DIMMIT PIPELINE, LTD.
CASE NUMBER:	09-51816-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                                      May-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MDPL Operating	May-09
BANK BALANCE	-	-
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	0	0
ADJUSTED BANK BALANCE	(0)	(0)
BEGINNING CASH - PER BOOKS	(0)	(0)
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-
ENDING CASH - PER BOOKS	(0)	(0)

MOR-8A	Revised: 7/31/2009

CASE NAME:	MAVERICK GAS MARKETING, LTD.
CASE NUMBER:	09-51815-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                                      May-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MGM Operating	May-09
BANK BALANCE	2,584	2,584
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	368	368
ADJUSTED BANK BALANCE	2,216	2,216
BEGINNING CASH - PER BOOKS	2,216	2,216
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-
ENDING CASH - PER BOOKS	2,216	2,216

MOR-8A	Revised: 7/31/2009

CASE NAME:	EAGLE PASS WELL SERVICE, LLC
CASE NUMBER:	09-51808-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                                      May-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	EPWS Operating	May-09
BANK BALANCE	-	2,025	2,025
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	29	29
ADJUSTED BANK BALANCE	-	1,996	1,996
BEGINNING CASH - PER BOOKS	-	1,996	1,996
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	(29)	(29)
ENDING CASH - PER BOOKS	-	2,025	2,025

MOR-8A	Revised: 7/31/2009

CASE NAME:	TXCO DRILLING CORP.
CASE NUMBER:	09-51809-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                                      May-09

BANK NAME	Frost Bank	Western National Bank	Guaranty	TOTAL
ACCOUNT TYPE	Drilling Account	TXCO Drilling	TXCO Drilling Operating	May-09
BANK BALANCE	-	1,541	2,404	3,945
DEPOSITS IN TRANSIT	-	-	-	-
OUTSTANDING CHECKS	-	103	1,843	1,945
ADJUSTED BANK BALANCE	-	1,439	561	2,000
BEGINNING CASH - PER BOOKS	-	1,439	561	2,000
RECEIPTS*	-	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	200	200
CHECKS/OTHER DISBURSEMENTS*	-	(88)	-	(88)
ENDING CASH - PER BOOKS	-	1,526	761	2,287

MOR-8A	Revised: 7/31/2009

CASE NAME:	CHARRO ENERGY, INC.
CASE NUMBER:	09-51810-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                                      May-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Charro Energy	May-09
BANK BALANCE	-	-	-
DEPOSITS IN TRANSIT	-	23,572	23,572
OUTSTANDING CHECKS	-	23,572	23,572
ADJUSTED BANK BALANCE	-	-	-
BEGINNING CASH - PER BOOKS	-	-	-
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	-
ENDING CASH - PER BOOKS	-	-	-

MOR-8A	Revised: 7/31/2009

CASE NAME:	TEXAS TAR SANDS, INC.
CASE NUMBER:	09-51814-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                 May-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Tar Sands Operating	May-09
BANK BALANCE	-	-	-
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	(0)	(0)
ADJUSTED BANK BALANCE	-	0	0
BEGINNING CASH - PER BOOKS	-	-	-
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	-
ENDING CASH - PER BOOKS	-	-	-

MOR-8A	Revised: 7/31/2009

CASE NAME:	OUTPUT ACQUISITION CORP.
CASE NUMBER:	09-51811-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                   May-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Output Operating	Output Royalty	May-09
BANK BALANCE	-	-	51,492	86,336	137,828
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	-	-	44,214	288	44,502
ADJUSTED BANK BALANCE	-	-	7,278	86,048	93,326
BEGINNING CASH - PER BOOKS	-	-	7,278	86,048	93,326
RECEIPTS*	-	-	307,528	-	307,528
TRANSFERS BETWEEN ACCOUNTS	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	2,454	83,348	85,801
ENDING CASH - PER BOOKS	-	-	312,352	2,700	315,052

MOR-8A	Revised: 7/31/2009

CASE NAME:	OPEX ENERGY, LLC
CASE NUMBER:	09-51813-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                   May-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	OPEX Operating	OPEX Royalty	May-09
BANK BALANCE	-	-	47,328	85,506	132,834
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	-	-	11,447	19,332	30,779
ADJUSTED BANK BALANCE	-	-	35,881	66,174	102,055
BEGINNING CASH - PER BOOKS	-	-	35,881	66,174	102,055
RECEIPTS*	-	-	29,576	-	29,576
TRANSFERS BETWEEN ACCOUNTS	-	-	-	1,000	1,000
CHECKS/OTHER DISBURSEMENTS*	-	-	-	64,772	64,772
ENDING CASH - PER BOOKS	-	-	65,457	2,402	67,858
MOR-8A	Revised: 7/31/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                   June-09

BANK NAME	Frost Bank	Frost Bank	Frost Bank	Frost Bank	Guaranty	Guaranty	Guaranty	Guaranty	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Leasing Account	Drilling Account	Concentration	Controlled Disbursement	Revenue Clearing	Revenue Disbursement	June-09
BANK BALANCE	3,180,777	-	-	-	341,728	-	242,758	-	3,765,262
DEPOSITS IN TRANSIT	-	-	-	-	-	-	-	-	-
OUTSTANDING CHECKS	19,821	-	-	-	423,165	399,188	178,683	178,683	1,199,540
ADJUSTED BANK BALANCE	3,160,956	-	-	-	(81,437)	(399,188)	64,075	(178,683)	2,565,722
BEGINNING CASH - PER BOOKS	3,160,956	-	-	-	(81,437)	(399,188)	64,075	(178,683)	2,565,722
RECEIPTS*	5,211,213	3,651,694	-	-	53,335	-	24,282	-	8,940,524
TRANSFERS BETWEEN ACCOUNTS	(1,671,544)	(1,715,675)	576,441	2,670,200	(247,805)	349,469	(266,707)	215,707	(89,914)
CHECKS/OTHER DISBURSEMENTS*	3,344,855	936,032	-	2,208,994	(422,459)	(82,482)	(178,683)	36,105	5,842,361
ENDING CASH - PER BOOKS	3,355,771	999,987	576,441	461,206	146,552	32,763	332	919	5,573,970

MOR-8B	Revised: 7/31/2009

CASE NAME:	PPL OPERATING, INC.
CASE NUMBER:	09-51817-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                   June-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	PPLOI Operating	June-09
BANK BALANCE	-	-	-
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	368	368
ADJUSTED BANK BALANCE	-	(368)	(368)
BEGINNING CASH - PER BOOKS	-	(368)	(368)
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	500	-	500
CHECKS/OTHER DISBURSEMENTS*	-	(368)	(368)
ENDING CASH - PER BOOKS	500	0	500

MOR-8B	Revised: 7/31/2009

CASE NAME:	MAVERICK-DIMMIT PIPELINE, LTD.
CASE NUMBER:	09-51816-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                 June-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MDPL Operating	June-09
BANK BALANCE	-	-
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	0	0
ADJUSTED BANK BALANCE	(0)	(0)
BEGINNING CASH - PER BOOKS	(0)	(0)
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-
ENDING CASH - PER BOOKS	(0)	(0)

MOR-8B	Revised: 7/31/2009

CASE NAME:	MAVERICK GAS MARKETING, LTD.
CASE NUMBER:	09-51815-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                   June-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MGM Operating	June-09
BANK BALANCE	2,584	2,584
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	368	368
ADJUSTED BANK BALANCE	2,216	2,216
BEGINNING CASH - PER BOOKS	2,216	2,216
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	(1,587)	(1,587)
CHECKS/OTHER DISBURSEMENTS*	629	629
ENDING CASH - PER BOOKS	-	-

MOR-8B	Revised: 7/31/2009

CASE NAME:	EAGLE PASS WELL SERVICE, LLC
CASE NUMBER:	09-51808-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF June-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	EPWS Operating	June-09
BANK BALANCE	-	2,025	2,025
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	0	0
ADJUSTED BANK BALANCE	-	2,025	2,025
BEGINNING CASH - PER BOOKS	-	2,025	2,025
RECEIPTS*	27,603	-	27,603
TRANSFERS BETWEEN ACCOUNTS	1,671	(1,671)	-
CHECKS/OTHER DISBURSEMENTS*	5,739	354	6,093
ENDING CASH - PER BOOKS	23,535	(0)	23,535

MOR-8B	Revised: 7/31/2009

CASE NAME:	TXCO DRILLING CORP.
CASE NUMBER:	09-51809-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF June-09

BANK NAME	Frost Bank	Western National Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	TXCO Drilling	TXCO Drilling Operating	June-09
BANK BALANCE	-	1,526	2,604	4,130
DEPOSITS IN TRANSIT	-	-	-	-
OUTSTANDING CHECKS	-	(0)	1,843	1,843
ADJUSTED BANK BALANCE	-	1,526	761	2,287
BEGINNING CASH - PER BOOKS	-	1,526	761	2,287
RECEIPTS*	-	-	-	-
TRANSFERS BETWEEN ACCOUNTS	2,287	-	(2,287)	-
CHECKS/OTHER DISBURSEMENTS*	325	49	(1,526)	(1,152)
ENDING CASH - PER BOOKS	1,962	1,477	0	3,439

MOR-8B	Revised: 7/31/2009

CASE NAME:	CHARRO ENERGY, INC.
CASE NUMBER:	09-51810-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF June-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Charro Energy	June-09
BANK BALANCE	-	-	-
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	23,977	23,977
ADJUSTED BANK BALANCE	-	(23,977)	(23,977)
BEGINNING CASH - PER BOOKS	-	(23,977)	(23,977)
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	17,000	881	17,881
CHECKS/OTHER DISBURSEMENTS*	11,292	(23,096)	(11,804)
ENDING CASH - PER BOOKS	5,708	(0)	5,708

MOR-8B	Revised: 7/31/2009

CASE NAME:	TEXAS TAR SANDS, INC.
CASE NUMBER:	09-51814-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF June-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Tar Sands Operating	June-09
BANK BALANCE	-	-	-
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	(0)	(0)
ADJUSTED BANK BALANCE	-	0	0
BEGINNING CASH - PER BOOKS	-	0	0
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	-
ENDING CASH - PER BOOKS	-	0	0

MOR-8B	Revised: 7/31/2009

CASE NAME:	OUTPUT ACQUISITION CORP.
CASE NUMBER:	09-51811-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF June-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Output Operating	Output Royalty	June-09
BANK BALANCE	-	-	356,737	7,663	364,400
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	-	-	44,626	4,963	49,589
ADJUSTED BANK BALANCE	-	-	312,112	2,700	314,812
BEGINNING CASH - PER BOOKS	-	-	312,112	2,700	314,812
RECEIPTS*	35,386	181,905	213	-	217,504
TRANSFERS BETWEEN ACCOUNTS	581,000	(141,880)	(336,968)	(5,032)	97,120
CHECKS/OTHER DISBURSEMENTS*	59,418	14,111	(39,528)	(2,331)	31,670
ENDING CASH - PER BOOKS	556,968	25,914	14,884	0	597,766

MOR-8B	Revised: 7/31/2009

CASE NAME:	OPEX ENERGY, LLC
CASE NUMBER:	09-51813-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF June-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	OPEX Operating	OPEX Royalty	June-09
BANK BALANCE	-	-	76,904	36,966	113,870
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	-	-	11,447	34,565	46,012
ADJUSTED BANK BALANCE	-	-	65,457	2,402	67,858
BEGINNING CASH - PER BOOKS	-	-	65,457	2,402	67,858
RECEIPTS*	8,791	225,407	219,850	-	454,047
TRANSFERS BETWEEN ACCOUNTS	214,000	(17,000)	(201,837)	(19,163)	(24,000)
CHECKS/OTHER DISBURSEMENTS*	84,525	71,894	(3,079)	(16,761)	136,579
ENDING CASH - PER BOOKS	138,266	136,512	86,548	0	361,326

MOR-8B	Revised: 7/31/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)  (Attach additional pages as necessary).

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
INSIDERS: NAME / COMP TYPE	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09
1. Frank Russell / 401k Match	135.00	-
2. Frank Russell / Insurance	272.20	602.73
3. Frank Russell / Salary	4,500.00	15,000.00
4. Frank Russell / Expense Reimbursement	1,009.59	-
5. Gary Grinsfelder / 401k Match	218.07	-
6. Gary Grinsfelder / Insurance	296.71	657.00
7. Gary Grinsfelder / Salary	7,269.23	24,230.78
8. Gary Grinsfelder / Expense Reimbursement	-	-
9. Jim Sigmon / 401k Match	242.31	-
10. Jim Sigmon / Insurance	296.71	657.00
11. Jim Sigmon / Salary	8,076.92	26,923.08
12. Jim Sigmon / Expense Reimbursement	-	1,017.12
13. Jim Sigmon / Royalty Payments	-	72,305.54
14. Richard A. Sartor / 401k Match	105.92	-
15. Richard A. Sartor / Insurance	290.48	657.00
16. Richard A. Sartor / Salary	3,530.77	11,769.24
17. Richard A. Sartor / Expense Reimbursement	292.49	275.96
18. Ronald Tabery / 401k Match	95.19	-
19. Ronald Tabery / Insurance	263.51	583.48
20. Ronald Tabery / Salary	3,173.08	10,576.92
21. Ronald Tabery / Expense Reimbursement	-	30.26
22. Alan L. Edgar / Director Compensation	-	1,000.00
23. Dennis B. Fitzpatrick / Director Compensation	-	1,000.00
24. Michael Pint / Director Compensation	-	1,000.00
25. Jake Roorda / Director Compensation	-	1,000.00
26. Jon Michael Muckleroy / Director Compensation	-	1,000.00
TOTAL INSIDERS (MOR-1)	30,068.18	170,286.11	-	-	-	-

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
PROFESSIONALS	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09

1. Cox & Smith	-	-
2. Fulbright & Jaworski	-	-
3. FTI Consulting Inc.	-	200,000.00
4. KPMG	-	-
5. Gardere Wynne Sewell LLP	-	-
TOTAL PROFESSIONALS (MOR-1)	-	200,000.00	-	-	-	-

MOR-9	Revised: 7/31/2009